EXHIBIT 10.30


                         ALLIANCE PARTNERING AGREEMENT

     This ALLIANCE PARTNERING AGREEMENT (the "Agreement"), is entered into by and between AKAMAI TECHNOLOGIES, INC., a Delaware corporation ("Akamai"), having its principal place of business as set forth on the cover page of this Agreement, and URBAN COOL NETWORK INC. a Delaware corporation ("Partner"), having its principal place of business as set forth on the cover page of this Agreement, effective as of 12/30/99 (the "Effective Date").

                                   BACKGROUND

     Akamai has deployed a worldwide network dedicated to web content distribution and developed proprietary technology to efficiently deliver web content from the Akamai network across the Internet. Partner is in the business of providing professional services to businesses that require assistance identifying, developing and implementing Internet strategies. Akamai and Partner desire to enter into this Agreement whereby Partner will facilitate the development of business relationships with potential customers for Akamai's FreeFlow and related services (the "Akamai Services"), and Akamai will provide supplementary support to Partner in representing the Akamai Services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Akamai and Partner agree as follows:

     1. AKAMAI ACTIVITES AND OBLIGATIONS. Akamai shall place a hyperlink to Partner's website presently located at www.urbancool.com ("Partner Website"). If in the form of a logo link, such link shall be in the form and format of Partner's logo as provided to Akamai by Partner. Akamai shall, subject to the availability of personnel and other resources, provide (i) technical consulting services to Partner, including general training of Partner's sales staff with respect to the Akamai products and services and (ii) sales, marketing or promotional literature, brochures and documentation; whitepapers; and presentations relating to the Akamai products and services. Akamai's obligation to provide technical consulting services pursuant to this Section 1 relate only to the marketing of Akamai's products and services. Akamai shall make no representations regarding Partner or its business, except as explicitly set forth in this Agreement or contained in the marketing literature provided to Akamai by Partner, without the prior written approval of Partner.

     2. PARTNER ACTIVITIES AND OBLIGATIONS. Partner shall place a hyperlink to Akamai's website presently located at www.akamai.com ("Akamai Website"). If in the form of a logo link, such link shall be in the form and format of Akamai's logo as provided to Partner by Akamai. Partner shall refer to Akamai any (i) requests for or (ii) any offer to purchase or (iii) orders for Akamai products or services. Partner shall make no representations regarding Akamai or its business or the Akamai products and services, except as explicitly set forth in this Agreement or contained in the marketing literature provided to Partner by Akamai, without the prior written approval of Akamai.

     3. AUTHORIZED CONTACTS. Akamai shall designate a dedicated contact person (the "Akamai Contact"), who shall supervise all Akamai activities hereunder. Akamai may change the Akamai Contact from time to time upon written notice to Partner. Partner shall designate an employee who shall be assigned by Partner to coordinate Partner's involvement in all Partner activities hereunder (the "Partner Contact"). Partner may change the Partner Contact from time to time upon written notice to Akamai.

     4. OTHER AGREEMENTS OF THE PARTIES. Each party shall be responsible for any and all expenses it incurs in connection with its performance of this Agreement, unless otherwise expressly provided herein. All


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press releases, announcements and other forms of publicity made by either Akamai or Partner concerning any joint activities or business relationships between the parties must be mutually approved by the parties in writing, except as expressly set forth herein. Partner is not under any obligation to market the Akamai products and services on an exclusive basis. Either party may market and offer its own or third party products and services (through any means) which are the same as or similar to and which are competitive with the other party's products and services. The terms and conditions of the Confidential Disclosure Agreement executed by the parties and dated 12/30/99 shall be incorporated herein by reference.

     5. TERM AND TERMINATION OF AGREEMENT. This Agreement shall become effective as of the Effective Date and remain in full force and effect for an initial term of one (1) year, unless terminated earlier as provided herein. Either party may terminate this Agreement for any reason on sixty (60) days written notice to the other party. This Agreement may be renewed for one or more consecutive annual terms upon mutual written agreement of the parties no later than thirty (30) calendar days prior to the expiration of the agreement term then in effect. In the event this Agreement expires by lapse of time without renewal as provided above, but the parties continue to operate as if it were in effect, this Agreement shall be deemed to have been renewed for a consecutive term of one (1) year from the date of its expiration.

     6. TRADEMARKS. Akamai hereby grants Partner a limited, worldwide, non-exclusive, non-transferable, revocable license to utilize those Akamai trademarks, logos, insignia, and symbols ("Akamai Marks") provided by Akamai in a Akamai Link and otherwise on the Partner Website in the form and format provided by Akamai in accordance with the terms hereof. Partner hereby grants Akamai a limited, worldwide, non-exclusive, non-transferable, revocable license to utilize those Partner trademarks, logos, insignia, and symbols (collectively, the "Partner Marks") provided by Partner in a Partner Link and otherwise on the Akamai Website in the form and format provided by Partner in accordance with the terms hereof.

     7.   INDEMNIFICATION AND LIABILITY.

     7.1 Each party (the "Indemnifying Party") agrees to indemnify, defend and hold the other party (the "Indemnified Party") and its affiliates, and their respective officers, directors, agents and employees, harmless from and against any and all liabilities, damages, losses, expenses, claims demands, suits, fines or judgments, and costs and expenses incidental thereto (including court costs and reasonable attorneys' fees), which may be suffered by, accrued against, charged to or recoverable from the Indemnified Party or any of its affiliates, or any of their respective officers, directors, agents or employees, arising out of a claim either that the Akamai Services (in the case of Partner) or any other materials (tangible or intangible) provided by the Indemnifying Party to the Indemnified Party hereunder or any portion or use thereof, infringes or misappropriates any United States patent, copyright, trade secret, trademark or other proprietary right. The Indemnifying Party's duty to indemnify the Indemnified Party and its affiliates hereunder is subject to (i) the Indemnified Party promptly notifying the Indemnifying Party, in writing, of the suit, claim or proceeding or a threat of suit, claim or proceeding; (ii) at Indemnifying Party's reasonable request and expense, the Indemnified Party providing the Indemnifying Party with reasonable assistance for the defense of the suit, claim or proceeding; and (iii) the Indemnifying Party having control of the defense of any claim and all negotiations for settlement or compromise, subject to the Indemnified Party's approval, which may not be unreasonably withheld or delayed. THE PROVISIONS OF THIS SECTION 7 STATE THE SOLE AND EXCLUSIVE OBLIGATIONS AND LIMITATION OF LIABILITY OF EITHER PARTY FOR ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT AND ARE IN LIEU OF ANY WARRANTIES OF NON-INFRINGEMENT, ALL OF WHICH ARE DISCLAIMED.

     7.2 EACH PARTY'S ENTIRE LIABILITY FOR ANY CLAIM, LOSS, DAMAGE, OR EXPENSE FROM ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT INCLUDING NEGLIGENCE, STRICT LIABILITY OR


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OTHERWISE, SHALL BE LIMITED TO DIRECT, PROVEN DAMAGES IN AN AMOUNT NOT TO EXCEED
TEN THOUSAND DOLLARS ($10,000) PER INCIDENT AND TEN THOUSAND DOLLARS ($10,000) IN THE AGGREGATE FOR ALL SUCH CLAIMS, EXCEPT THAT THIS LIMITATION SHALL NOT APPLY TO EACH PARTY'S INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS. IN NO
EVENT  SHALL  EITHER   PARTY  BE  LIABLE  TO  THE  OTHER  FOR  ANY   INCIDENTAL,
CONSEQUENTIAL, OR ANY OTHER INDIRECT LOSS OR DAMAGE, INCLUDING LOST PROFITS, ARISING OUT OF THIS AGREEMENT OR ANY OBLIGATION RESULTING THEREFROM, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) STRICT LIABILITY OR OTHERWISE.

     8. WARRANTY DISCLAIMER. NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AND AKAMAI SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE AKAMAI SERVICES.

     9.   MISCELLANEOUS.

     9.1 Independent Contractor. The relationship of Akamai and Partner established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other; (ii) deem the parties to be acting as partners, joint ventures, co-owners or otherwise as participants in a joint undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

     9.2 Notices. Any notice required or permitted hereunder shall be in writing and will be deemed given when given or deposited in the mails or with common carriers. All communications will be sent by mail, facsimile or electronic mail to the receiving party's contact person for notices listed on the cover page of this Agreement.

     9.3 Assignment. Partner may not, without the prior written consent of Akamai, assign this Agreement, in whole or in part, either voluntarily or by operation of law, and any attempt to do so shall be a material default of this Agreement and shall be void. Akamai's rights and obligations, in whole or in part, under this Agreement may be assigned or transferred by Akamai.

     9.4 Third Party Beneficiaries. This Agreement is solely for the benefit of the parties and their successors and permitted assigns, and does not confer any rights or penalties on any other person or entity.

     9.5 Governing Law. This Agreement shall be interpreted according to the laws of the Commonwealth of Massachusetts without regard to or application of choice-of-law rules or principles.

     9.6 Entire Agreement and Waiver. This Agreement and the Confidential Disclosure Agreement executed by the parties constitute the entire agreement between Akamai and Partner with respect to the subject matter hereof and all other prior agreements, representations, and statement with respect to such subject matter are superceded hereby.

     9.7 Severability. In the event any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of this Agreement will remain in full force and effect.

     9.8 Force Majeure. If either party is prevented from performing any of its obligations under this Agreement due to any cause beyond the party's reasonable control, including, without limitation, an act of God,


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fire, flood, explosion,  war, strike, embargo,  government regulation,  civil or military authority, acts or omissions of carriers, transmitters, providers, vandals, or hackers (a "force majeure event") the time for that party's performance will be extended for the period of the delay or inability to perform due to such occurrence; provided, however, that if a party suffering a force majeure event is unable to cure that event within thirty (30) days, the other party may terminate this Agreement.

     9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall constitute one and the same Agreement.

     9.10 Binding  effect.  This Agreement shall be binding upon and shall inure
to  the   benefit  of  the   respective   parties   hereto,   their   respective
successors-in-interest, legal representatives, heirs and assigns.

     9.11 Survival of Obligations. Sections 4.4 and 7 through 9 shall survive any termination, cancellation or expiration of this Agreement for any reason.

     IN  WITNESS  WHEREOF,   each  of  the  parties,   by  its  duly  authorized
representative, has entered into this Agreement as of the Effective Date.

URBAN COOL NETWORK INC. (PARTNER)            AKAMAI TECHNOLOGIES, INC.

By: /s/ Jacob R. Miles                       By: /s/ Dennis J. Duckworth
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Name: Jacob R. Miles                         Name: Dennis J. Duckworth
     ----------------------------                 -----------------------------

Title: CEO                                   Title: Manager, Partner Programs
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